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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                             STARMET CORPORATION
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            (Exact name of registrant as specified in its charter)

               MASSACHUSETTS                           04-2506761
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)

2229 Main Street, Concord, Massachusetts                  01742
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code    (978) 369-5410
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [X].

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [ ].

Securities Act registration statement file number to which this form relates:
333-49629.

   Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                    Name of each exchange on which
    to be so registered                    each class is to be registered

    Common Stock, $.10 par value           Nasdaq National Market

   Securities to be registered pursuant to Section 12(g) of the Act:

                                    None


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Item 1.   Description of Registrant's Securities to be Registered

     A description of the Registrant's Common Stock, par value $.10 per share, is contained in Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration Statement No. 333-49629), filed with the Securities and Exchange Commission on June 12, 1998, under the caption "Description of Capital Stock," which description is incorporated herein by reference.

Item 2.   Exhibits

          The following exhibits are incorporated herein by reference:

          3(a)  Articles of Organization, as amended, of the Registrant. (1)

          3(b)  By-laws, as amended, of the Registrant. (2)

          4(i)  Form of Common Stock Certificate of Registrant.*

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*     Filed as exhibit herewith.

(1) Incorporated by reference to the similarly numbered Exhibit to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997.

(2) Incorporated by reference to the similarly numbered Exhibit to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 filed on May 22, 1998.




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                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.




Date: June 19, 1998                            /s/ ROBERT E. QUINN
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                                                   Robert E. Quinn
                                                   President





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